Taxes on Income	12 Months Ended
Dec. 31, 2018
Taxes on Income [Abstract]
Taxes on income

Note 17 – Taxes on income

A.	Corporate tax rate

Presented hereunder are the tax rates relevant to the Company in the years 2016-2018:

2016 – 25%

2017 – 24%

2018 – 23%

On January 4, 2016 the Knesset plenum passed the Law for the Amendment of the Income Tax Ordinance (Amendment 216) - 2016, by which, inter alia, the corporate tax rate would be reduced by 1.5% to a rate of 25% as from January 1, 2016.

Furthermore, on December 22, 2016 the Knesset plenum passed the Economic Efficiency Law (Legislative Amendments for Achieving Budget Objectives in the Years 2017 and 2018) – 2016, by which, inter alia, the corporate tax rate would be reduced from 25% to 23% in two steps. The first step will be to a rate of 24% as of January 2017 and the second step will be to a rate of 23% as of January 2018.

These changes had no impact on the financial statements.

B.	Benefits under the Law for the Encouragement of Industry (Taxes)
(a)	The Company and some of its subsidiaries qualify as "Industrial Companies" as defined in the Law for the Encouragement of Industry (Taxes) – 1969 and accordingly they are entitled to benefits, of which the most significant one is the possibility of submitting consolidated tax returns by companies in the same line of business.

(b)	The Company and certain subsidiaries are planning to submit a consolidated tax return to the Tax Authorities in accordance with the Law for the Encouragement of Industry (Taxes) – 1969. As a result, the companies are, inter alia, entitled to offset their losses from the taxable income of other companies, subject to compliance with certain conditions.

C.	Theoretical tax

The following presents the adjustment between the theoretical tax amount and the tax amount included in the financial statements:

	For the year ended December 31,
	2016	2017	2018
	Thousand USD	Thousand USD	Thousand USD
Loss before taxes on income	(8,976)	(17,503)	(15,488)
Statutory tax rate	25%	24%	23%
Theoretical tax benefit	(2,244)	(4,201)	(3,562)
Increase in tax liability due to:
Unrecognized expenses	638	629	280
Losses and benefits for tax purposes for which no deferred taxes were recorded	1,606	3,572	3,282
Taxes on income	-	-	-

D.	Tax assessments

The Company has final tax assessments until and including the 2013 tax year.

E.	Accumulated losses for tax purposes and other deductible temporary differences

As of the reporting date, the Group has net operating loss for tax purposes in the amount of approximately $ 40,000,000. The Israeli tax authorities may not permit the off-set of the accumulated losses that were incurred before the merger of the Company, in an amount of approximately $ 6,010,000. (see Note 13.B).

As of December 31, 2018, the Group has deductible temporary differences in the amount of approximately $ 2,169,000, mainly relating to R&D expenses which are deductible over a period of three years for tax purpose.

The Group has not recognized a tax asset for the aforesaid losses and deductible temporary differences, due to the uncertainty regarding the ability to utilize those losses and deductible of temporary differences in the future.